Q4 Fiscal 2019 | Financial Results

Lee D. Rudow
President and CEO

Michael J. Tschiderer
Chief Financial Officer

TRANSCAT®
Trust in every measure

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact and thus are subject to risks, uncertainties and assumptions. Forward-looking statements are identified by words such as "expects," "estimates," "projects," "anticipates," "believes," "could" and other similar words. All statements addressing operating performance, events or developments that Transcat, Inc. ("Transcat" or the "Company") expects or anticipates will occur in the future, including but not limited to statements relating to anticipated revenue, profit margins, sales operations, capital expenditures, cash flows, operating income, growth strategy, segment growth, potential acquisitions, integration of acquired businesses, market position, customer preferences, outlook and changes in market conditions in the industries in which Transcat operates are forward-looking statements. Forward-looking statements should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties are more fully described in Transcat's Annual Report and Quarterly Reports filed with the Securities and Exchange Commission, including under the heading entitled "Risk Factors." Should one or more of these risks or uncertainties materialize, or should any of the Company's underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. In addition, undue reliance should not be placed on the Company's forward-looking statements. Except as required by law, the Company disclaims any obligation to update, correct or publicly announce any revisions to any of the forward-looking statements contained in this presentation.

This presentation will discuss some non-GAAP financial measures, which the Company believes are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. The Company has provided a discussion of these non-GAAP financial measures and reconciliations of comparable GAAP to non-GAAP measures in tables found in the Supplemental Information portion of this presentation.

Q4 and Full Fiscal Year 2019 Results

Record Consolidated Results

Record revenue: Q4 up $2.0M to $44.5M; Full year up $5.8M to $160.9M

Record net income: $2.7 million or $0.35 per diluted share in Q4
$7.1 million or $0.95 per diluted share in FY19

Strong cash generation: Cash from operations up $2.7M or 27% to $12.6M

Executed acquisition strategy: Completed two in FY19, one on FY20 Day 1

Strong Service Organic Growth

Segment revenue up 10.8% in Q4 and 8.5% in FY19, despite one less week

40 consecutive quarters of YOY revenue growth – ***10 years!***

Taking market share in life science and added new multi-year client-based labs

Organic growth of 13.6% and 8.6% in Q4 and FY19, respectively, when normalizing for a 52-week fiscal year

Expanded Distribution Margins

Strategic optimization of customer channel mix and pricing drove expanded gross and operating margins

Q4: Gross margin **+130 bps**, Operating margin **+70 bps**
FY19: Gross margin **+140 bps**, Operating margin **+150 bps**

Rental revenue increased 21% in Q4 and 19% in FY19; helped offset decreased sales volume from non-core lower-margin business

Trust in every measure

Woodington Award

This award, sponsored as a memorial to the late Andrew J. Woodington, is the measurement community's recognition of an individual who represents the highest level of professionalism, and dedication to the Metrology profession



Howard Zion – **2019 Winner**
Transcat Metrologist


Chris Grachanen

Chris Grachanan – **2018 Winner**
Transcat Metrologist

TRANSCAT® Trust in every measure

Record Revenue

($ in millions)

Q4 Service Segment


$22.0
$24.3
Q4 FY 2018
Q4 FY 2019

Consolidated – Annual


7% CAGR[1]
$123.6
$51.8
$71.8
$122.2
$59.2
$63.0
$143.9
$71.1
$72.8
$155.1
$77.4
$77.7
$160.9
$84.0
$76.9
FY 2015
FY 2016
FY 2017
FY 2018
FY 2019
Service
Distribution

Q4 Distribution Segment


$20.5
$20.2
Q4 FY 2018
Q4 FY 2019

- 52 weeks in FY19 vs 53 weeks in FY18
- Q4 Service up 10.8%, full year up 8.5%
  - 13% CAGR[1]
  - 40 consecutive quarters of YOY growth
- Distribution reflects continued pivot to higher margin end-user customers and rental business

[1] *FY 2015 – FY 2019*

All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

Operating Income

($ in millions)

Q4 Service Segment


$2.4
$2.4
11.0%
10.0%
Q4 FY 2018
Q4 FY 2019

Q4 Distribution Segment


$1.1
$1.2
5.3%
6.0%
Q4 FY 2018
Q4 FY 2019

Consolidated – Annual


11% CAGR¹
$6.8
$3.7
$3.1
$6.3
$4.2
$2.1
$7.9
$4.8
$3.2
$9.0
$5.2
$3.9
$10.2
$5.2
$5.0
FY 2015
FY 2016
FY 2017
FY 2018
FY 2019
Service
Distribution

- Service margin impacts:
  - Short-term productivity challenges from large number of new techs needed to support growth and soft Canada results from continued macro-economic slowness
- Distribution margin benefited from pricing initiatives and additional higher-margin business

[1] FY 2015 – FY 2019

All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

Record Net Income & Diluted EPS

($ in millions, except EPS)


Annual
15% CAGR[1]
$4.0
$4.1
$4.5
$5.9
$7.1
$0.57
$0.58
$0.64
$0.81
$0.95
FY 2015
FY 2016
FY 2017
FY 2018
FY 2019


Quarterly
Diluted EPS
$2.5
$2.7
$0.33
$0.35
Q4 FY 2018
Q4 FY 2019

- Expect tax rate to range between 22% and 23% for full fiscal 2020[2]
  (includes Federal, various state, and Canadian income taxes and increased discrete tax accounting windfall associated with share-based payment awards)
- Expect impact of discrete income tax accounting for share-based payment awards to result in a lower Q1 FY 2020 tax rate of 10% to 11%[2]

[1] *Net income FY 2015 – FY 2019*

[2] *Q1 FY20 and FY 2020 tax rate expectations provided as of May 21, 2019*

Adjusted EBITDA[1] and Margin

($ in millions)

Q4 Service Segment


$3.6
$3.8
16.6%
15.6%
Q4 FY 2018
Q4 FY 2019

Consolidated – Annual


15% CAGR²
$10.3
$10.6
$14.5
$16.4
$17.8
$6.1
$7.5
$9.6
$10.2
$10.6
$4.1
$3.1
$4.9
$6.2
$7.2
FY 2015
FY 2016
FY 2017
FY 2018
FY 2019
Service
Distribution

Q4 Distribution Segment


$1.7
$1.8
8.2%
8.9%
Q4 FY 2018
Q4 FY 2019

- Total FY19 Adjusted EBITDA[1] up 8.9% to $17.8M; margin expanded 50 bps to 11.1%
  - Distribution segment up 17.3%
  - Service segment up 3.8% with gross profit constraints
- 15% CAGR for Service segment[2]
  - Validates strong operating leverage

[1] See supplemental slides for a description of this non-GAAP financial measure, for Adjusted EBITDA reconciliation and other important information regarding Adjusted EBITDA.
[2] FY 2015 – FY 2019
All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

Financial Flexibility Supports Growth Strategy

($ in millions)

Total Debt


$12.2
$19.1
$27.3
$22.9
$21.0
FY 2015
FY 2016
FY 2017
FY 2018
FY 2019

- Strong cash generation
- **$23.5 million available from credit facility as of March 30, 2019**
  - $15.0M term loan replaced in Dec 2018; extended maturity to Dec 2025 and converted to fixed rate of 4.15%
- 1.12x leverage ratio at fiscal year-end
  (Total debt to TTM Adjusted EBITDA[1])
- CapEx primarily focused on rental assets and customer-driven Service capabilities

Capital Expenditures


$3.5
$4.1
$5.3
$5.9
$7.0
FY 2015
FY 2016
FY 2017
FY 2018
FY 2019

Cash Flow from Operations


$4.4
$11.0
$7.5
$9.9
$12.6
FY 2015
FY 2016
FY 2017
FY 2018
FY 2019

[1] See supplemental slides for a description of this non-GAAP financial measure, for Adjusted EBITDA reconciliation and other important information regarding Adjusted EBITDA.

CALIBRATED

BY TRANSCAT®

FY20 Outlook* – Building our Business for the Long Term

Technology and automation: Multi-year operational excellence program to drive process improvements and productivity is expected to result in increased capacity and higher margins

Service segment: Expect to achieve double-digit revenue growth and improved productivity

Distribution segment: Focus on higher value, higher margin opportunities anticipated to continue to drive gross profit performance

Strong acquisition pipeline

CapEx spend: Expected range for FY 2020 of $7.8 million - $8.2 million

Service capabilities	~$4.0 to $4.5 million
Rental assets	~$2.0 to $2.5 million
Maintenance	~$1.0 to $1.5 million

** Outlook provided as of May 21, 2019*

Conference Call and Webcast Playback

- Replay Number: **412-317-6671** *passcode:* ***13689948***
- Telephone replay available through **Wednesday, May 29, 2019**
- Webcast / Presentation / Replay available at http://www.transcat.com/investor-relations/
- Transcript, when available, at http://www.transcat.com/investor-relations/

Supplemental Information

TRANSCAT®
Trust in every measure

Adjusted EBITDA Reconciliation

($ in thousands)

	FY 2015	FY 2016	FY 2017	FY 2018	FY 2019
Net Income	$ 4,026	$ 4,124	$ 4,522	$ 5,922	$7,145
+ Interest	234	247	719	1,018	903
+ Other Expense / (Income)	111	48	51	60	91
+ Tax Provision	2,397	1,883	2,642	2,026	2,090
Operating Income	$ 6,768	$ 6,302	$ 7,934	$ 9,026	$10,229
+ Depreciation & Amortization	3,090	3,946	6,184	5,991	6,361
+ Other (Expense) / Income	(111)	(48)	(51)	(60)	(91)
+ Noncash Stock Compensation	507	359	453	1,411	1,327
Adjusted EBITDA	**$ 10,254**	**$ 10,559**	**$ 14,520**	**$ 16,368**	**$17,826**

In addition to reporting net income, a U.S. generally accepted accounting principle ("GAAP") measure, we present Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, and non-cash stock compensation expense), which is a non-GAAP measure. We believe Adjusted EBITDA is an important measure of our operating performance because it allows management, investors and others to evaluate and compare the performance of our core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, and stock-based compensation expense, which is not always commensurate with the reporting period in which it is included. As such, we use Adjusted EBITDA as a measure of performance when evaluating our business segments and as a basis for planning and forecasting. Adjusted EBITDA is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net income and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. Adjusted EBITDA, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.

Segment Adjusted EBITDA Reconciliation

($ in thousands)

	FY 2015	FY 2016	FY 2017	FY 2018	FY 2019
Service Operating Income	$ 3,693	$ 4,155	$ 4,769	$ 5,158	$ 5,202
+Depreciation & Amortization	2,362	3,216	4,660	4,397	4,754
+Other (Expense) / Income	(138)	(64)	(55)	(61)	(69)
+Noncash Stock Compensation	224	171	217	706	702
Service Adjusted EBITDA	$ 6,141	$ 7,478	$ 9,591	$ 10,200	$ 10,589
Distribution Operating Income	$ 3,075	$ 2,147	$ 3,165	$ 3,868	$ 5,027
+Depreciation & Amortization	728	730	1,524	1,594	1,607
+Other (Expense) / Income	27	16	4	1	(22)
+Noncash Stock Compensation	283	188	236	705	625
Distribution Adjusted EBITDA	$ 4,113	$ 3,081	$ 4,929	$ 6,168	$ 7,237
Service	$ 6,141	$ 7,478	$ 9,591	$ 10,200	$ 10,589
Distribution	4,113	3,081	4,929	6,168	7,237
Total Adjusted EBITDA	**$ 10,254**	**$ 10,559**	**$ 14,520**	**$ 16,368**	**$ 17,826**

In addition to reporting net income, a U.S. generally accepted accounting principle ("GAAP") measure, we present Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, and non-cash stock compensation expense), which is a non-GAAP measure. We believe Adjusted EBITDA is an important measure of our operating performance because it allows management, investors and others to evaluate and compare the performance of our core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, and stock-based compensation expense, which is not always commensurate with the reporting period in which it is included. As such, we use Adjusted EBITDA as a measure of performance when evaluating our business segments and as a basis for planning and forecasting. Adjusted EBITDA is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net income and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. Adjusted EBITDA, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.